UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01   Entry into a Material Definitive Agreement.

On November 27, 2012, Thompson Creek Metals Company Inc. (the “Company”) completed the sale of its 9.75% Senior Secured First Priority Notes due 2017 (the “Senior Secured Notes”). The Senior Secured Notes are fully and unconditionally guaranteed by the following wholly-owned subsidiaries of the Company: Thompson Creek Metals Company USA, Thompson Creek Mining Co., Thompson Creek Mining Ltd., Langeloth Metallurgical Company LLC, Terrane Metals Corp., Berg General Partner Corp., Berg Metals Limited Partnership, Cyprus Thompson Creek Mining Company, Long Creek Mining Company, Blue Pearl Mining Inc., Thompson Creek Services ULC and Mt. Emmons Moly Company (collectively, the “Guarantors”).

The Senior Secured Notes are governed by an indenture dated as of May 11, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as U.S. trustee (the “U.S. Trustee”) as supplemented by the first supplemental indenture thereto dated May 11, 2012 (the “First Supplemental Indenture”), by and among the Company, the Guarantors and the U.S. Trustee, as further supplemented by the fifth supplemental indenture thereto, dated November 27, 2012 (the “Fifth Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantors, the U.S. Trustee and Valiant Trust Company, as Canadian trustee. The Senior Secured Notes are not convertible into equity of the Company.

The Indenture restricts the Company’s ability and the ability of the Company’s Restricted Subsidiaries (as defined in the Indenture) to incur additional indebtedness, pay dividends or make other distributions or repurchase or redeem capital stock, prepay, redeem or repurchase certain debt, make loans and investments, sell assets, incur liens, enter into transactions with affiliates, enter into arrangements restricting the Company’s subsidiaries’ ability to pay dividends and consolidate, merge, or sell all or substantially all of the Company’s assets, in each case, subject to certain exceptions.

The Senior Secured Notes and related guarantees (the “Guarantees”) are secured by a first-priority lien subject to permitted liens on substantially all of the Company’s and the Guarantor’s property and assets. The Senior Secured Notes and Guarantees are senior secured obligations of the Company and the Guarantors and will rank equal in right of payment with existing and future senior debt of the Company and the Guarantors, except that the Senior Secured Notes and Guarantees are effectively senior to the existing and future unsecured senior obligations of the Company and the Guarantors to the extent of the value of the assets securing the Senior Secured Notes and Guarantees after giving effect to any senior liens.  The Senior Secured Notes and the Guarantees are effectively subordinated to any obligations that are secured by the Company’s or the Guarantor’s assets that are not part of the collateral for the Senior Secured Notes and Guarantees, or that are secured by senior liens, to the extent of the value of the assets securing such obligations.

The Senior Secured Notes will bear interest at a rate of 9.75% per year from the date of original issuance or from the most recent interest payment date to which interest has been paid or provided for. Interest on the Senior Secured Notes will be payable on February 1 and August 1 of each year, commencing February 1, 2013, to the holders of record at the close of business on the January 15 and July 15 prior to each interest payment date.

The Senior Secured Notes are redeemable at the Company’s option at any time prior to December 1, 2015 at a price equal to 100% of the principal amount of the Senior Secured Notes, plus accrued and unpaid interest and a make-whole premium.  The Company may also redeem up to 35% of the original principal amount of the Senior Secured Notes at any time prior to December 1, 2015 with the proceeds of certain equity offerings at a redemption price of 109.75% of the principal amount of the Senior Secured Notes, together with accrued and unpaid interest to, but not including, the date of redemption. The Company may also redeem the Senior Secured Notes at any time on or after December 1, 2015 at the redemption prices specified in the Indenture together with accrued and unpaid interest to, but not including, the date of redemption. Finally, the Company may redeem the

Senior Secured Notes at any time upon the occurrence of specified events relating to tax law, at a redemption price of 100% of the principal amount of the Senior Secured Notes plus accrued and unpaid interest to, but not including, the date of redemption.

Upon the occurrence of specified kinds of changes of control, noteholders will have the right to cause the Company to repurchase some or all of the Senior Secured Notes at 101% of their face amount plus accrued and unpaid interest to, but not including, the date of repurchase.

The foregoing description of the Indenture is qualified in its entirety by reference to the Fifth Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

Item 8.01  Other Events.

On November 28, 2012, Thompson Creek Metals Company Inc. issued a press release announcing the closing of its previously announced offering of $350,000,000 aggregate principal amount of its 9.75% Senior Secured First Priority Notes due 2017.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Fifth Supplemental Indenture dated November 27, 2012 among the Company, the Guarantors, Wells Fargo Bank, National Association, as U.S. Trustee, and Valiant Trust Company, as Canadian trustee.
4.2	Form of Global Note (included in Exhibit 4.1 hereof).
5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Senior Secured Notes.
5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP as to certain matters under Nevada law, with respect to the Senior Secured Notes.
5.3	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the Senior Secured Notes.
5.4	Opinion of Lackowicz & Hoffman LLP as to certain matters under the laws of Yukon, Canada, with respect to the Senior Secured Notes.
10.1	U.S. Collateral Agreement, dated November 27, 2012 among the Company, the subsidiaries of the Company named therein and Wells Fargo Bank, National Association, as collateral agent.
10.2	Canadian Collateral Agreement, dated November 27, 2012 among the Company, the subsidiaries of the Company named therein and Valiant Trust Company, as collateral agent.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereof).
23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2 hereof).
23.3	Consent of Goodmans (included in Exhibit 5.3 hereof).
23.4	Consent of Lackowicz & Hoffman LLP (included in Exhibit 5.4 hereof).
99.1	Thompson Creek Press Release dated November 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: November 28, 2012	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Fifth Supplemental Indenture dated November 27, 2012 among the Company, the Guarantors, Wells Fargo Bank, National Association, as U.S. Trustee, and Valiant Trust Company, as Canadian trustee.
4.2	Form of Global Note (included in Exhibit 4.1 hereof).
5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Senior Secured Notes.
5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP as to certain matters under Nevada law, with respect to the Senior Secured Notes.
5.3	Opinion of Goodmans as to certain matters under the laws of British Columbia, Canada, with respect to the Senior Secured Notes.
5.4	Opinion of Lackowicz & Hoffman LLP as to certain matters under the laws of Yukon, Canada, with respect to the Senior Secured Notes.
10.1	U.S. Collateral Agreement, dated November 27, 2012 among the Company, the subsidiaries of the Company named therein and Wells Fargo Bank, National Association, as collateral agent.
10.2	Canadian Collateral Agreement, dated November 27, 2012 among the Company, the subsidiaries of the Company named therein and Valiant Trust Company, as collateral agent.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereof).
23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2 hereof).
23.3	Consent of Goodmans (included in Exhibit 5.3 hereof).
23.4	Consent of Lackowicz & Hoffman LLP (included in Exhibit 5.4 hereof).
99.1	Thompson Creek Press Release dated November 28, 2012.